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                                                                    EXHIBIT 99.1

                             CIRCLE INVESTORS, INC.

                             SHAREHOLDERS' AGREEMENT

                  SHAREHOLDERS' AGREEMENT (this "Agreement"), dated as of March 8, 1996, among Circle Investors, Inc., an Indiana corporation ("Circle"), Riverside Group, Inc., a Florida corporation ("Riverside"), and American Financial Acquisition Corporation, a Delaware corporation and a Subsidiary of Riverside ("AFAC").

                              W I T N E S S E T H:

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, Circle and AFAC are entering into a Merger Agreement, dated as of the date hereof (the "Merger Agreement"), which provides for the combination of Circle's and Riverside's life insurance businesses pursuant to a merger of a wholly owned subsidiary of Circle with and into a wholly owned subsidiary of AFAC (the "Merger");

                  WHEREAS, the Merger Agreement provides that AFAC is to receive pursuant to the Merger 3,600 shares of Circle's Series C Preferred Stock and 2,267,000 shares of Circle's Common Shares, and the parties desire to make their agreements set forth herein regarding the voting, disposition and registration of such shares; and

                  WHEREAS, in order to induce Circle and AFAC to enter into and consummate the transactions contemplated by the Merger Agreement, the parties hereto desire to make their other agreements set forth herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, the parties hereto hereby agree as follows:

                                    ARTICLE I

                               Certain Definitions

                  For purposes of this Agreement, the following terms shall have the following meanings:

                  1.1. Affiliate. With respect to any Person, any (a) director, officer or partner of such Person; (b) any other Person that beneficially owns, directly or indirectly, equity securities having 50% or more of the voting power to elect the directors of such Person; (c) any other Person of which such Person beneficially owns, directly or indirectly, equity securities having 50% or more of the voting power to elect the directors of such other Person; and (d) any other Person Controlling, Controlled by or under common Control with where the term "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of equity securities or otherwise.

                  1.2. Commission. The United States Securities and Exchange Commission or any successor agency.

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                  1.3. Common Shares. The Common Shares, without par value, of
Circle and any other class or series of common stock of Circle that may be authorized after the date hereof.

                  1.4. Conseco Group. Conseco, Inc. and its permitted transferees having any registration rights granted to them in connection with the transactions contemplated by the Conseco Commitment (as defined in the Merger Agreement).

                  1.5. Conseco Group's Registrable Securities. The Securities subject to any registration rights granted to the Conseco Group in connection with the transactions contemplated by the Conseco Commitment.

                  1.6. Exchange Act. The Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.7. IPO. The closing of the initial public offering by Circle of Common Shares pursuant to an effective registration statement (other than a registration statement on Form S-4 or Form S-8 or any replacement of any such form) under the Securities Act, and the listing of the Common Shares on a national securities exchange or admission thereof for trading on the Nasdaq Stock Market.

                  1.8. Permitted Transferee. The meaning ascribed to that term in Section 6.3(a)(iii) below.

                  1.9. Person. An individual, corporation, partnership, limited liability company, firm, joint venture, trust or other entity or association of any nature whatsoever.

                  1.10. Pledged Shares. The Shares that are pledged or could be required to be pledged to Circle or any Subsidiary of Circle as contemplated by Exhibit F to the Merger Agreement.

                  1.11. Registrable Securities. All Common Shares, including Common Shares issued or issuable upon conversion of the Series C Preferred Stock, that are owned by AFAC, any Affiliate of AFAC or any Permitted Transferee.

                  1.12. Securities. The Common Shares, the Series C Preferred Stock and any other equity securities, and any securities convertible into or exchangeable for equity securities, of any class or series issued by Circle, and any options, warrants or other rights to acquire any of the foregoing.

                  1.13. Securities Act. The Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

                  1.14. Selling Shareholder. A Shareholder who has advised Circle in writing of its intention to include Registrable Securities in a registration statement filed pursuant to Article VII hereof.

                  1.15. Series C Preferred Stock. The Series C Preferred Stock, $1,000 liquidation value per share, of Circle.

                  1.16. Shares. The 2,267,000 Common Shares to be issued to AFAC pursuant to the Merger Agreement, the 3,600 shares of Series C Preferred Stock to be issued to AFAC pursuant to the Merger Agreement, the Common Shares issued or issuable upon conversion of such shares of Series C Preferred Stock, and any other securities which may be issued in respect of any of the foregoing as contemplated by Section 8.3 hereof.

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                  1.17. Subsidiary. Any corporation with respect to which a
specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

                  1.18. Shareholder. AFAC and any future owner of any of the Shares.

                  1.19. Transfer. Any sale, transfer, assignment, pledge, hypothecation, gift, conveyance, security interest or other encumbrance, or any contract therefor, any voting trust or other agreement with respect to the transfer of voting rights or any other beneficial interest in, or any other transfer or disposition (including, without limitation, any disposition that would constitute a "sale" within the meaning of the Securities Act) whatsoever affecting the right, title, interest or possession in or to any Securities.

                  1.20. Voting Securities. Securities having the right (or convertible into, or exercisable or exchangeable for, Securities having the right) to vote on an election of directors of Circle.

                                   ARTICLE II

              Representations and Warranties of Riverside and AFAC

                  Riverside and AFAC, jointly and severally, hereby represent and warrant to Circle as follows:

                  2.1. Corporate Organization. Riverside is a corporation duly organized, validly existing and in good standing under the laws of the State of Florida; and AFAC is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

                  2.2. Authorization, Execution and Delivery. Each of Riverside and AFAC has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by each of Riverside and AFAC and the consummation by each of them of the transactions contemplated hereby have been duly authorized by the Board of Directors of each of Riverside and AFAC, and no other corporate proceedings on the part of Riverside or AFAC are necessary to authorize the execution and delivery of this Agreement and the consummation by each of them of the transactions contemplated hereby. This Agreement has been duly executed and delivered by each of Riverside and AFAC and constitutes a valid and binding obligation of each of Riverside and AFAC, enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  2.3. Noncontravention. Neither the execution and the delivery of this Agreement by Riverside and AFAC, nor the consummation by each of them of the transactions contemplated hereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Riverside or AFAC is subject or, any provision of its articles of incorporation or bylaws or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Riverside or AFAC is a party or by which either of them is bound or to which any of their respective assets is subject.

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                  2.4. No Required Consents. Neither Riverside nor AFAC is
required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency or other Person in order for Riverside and AFAC to execute and deliver this Agreement and consummate the transactions contemplated hereby.

                  2.5. Investment Representations. Each of Riverside and AFAC understands and agrees that:

                  (a) The Shares have not been registered under the Securities Act or any state securities laws and that, therefore, the Shares may not be Transferred unless they are registered under the Securities Act and any applicable state securities laws or unless an exemption from registration thereunder is available; and that this Agreement contains further restrictions on Transfer of the Shares.

                  (b) AFAC is acquiring the Shares solely for its own account for the purpose of investment and not with a view to or for sale in connection with any distribution thereof, except in compliance with the Securities Act, any applicable state securities laws and the rules and regulations thereunder.

                  (c) The certificate or certificates representing the Shares will bear the following legend, unless such certificate(s) bear a substantially similar legend at the date hereof:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER SOLELY FOR ITS OWN ACCOUNT FOR THE PURPOSE OF INVESTMENT AND NOT WITH A VIEW TO OR FOR SALE IN CONNECTION WITH ANY DISTRIBUTION THEREOF IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE ACT OR STATE SECURITIES LAWS AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT REGISTRATION UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION THEREFROM. OWNERSHIP, ENCUMBRANCE, PLEDGE, ASSIGNMENT, TRANSFER OR OTHER DISPOSITION OF ANY SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE RESTRICTIONS (INCLUDING AN IRREVOCABLE PROXY) CONTAINED IN THE SHAREHOLDERS' AGREEMENT BETWEEN THE CORPORATION AND THE HOLDER, A COPY OF WHICH IS ON FILE AT THE OFFICE OF THE CORPORATION."

                                   ARTICLE III

                    Representations and Warranties of Circle

                  Circle hereby represents and warrants to Riverside and AFAC as follows:

                  3.1. Corporate Organization. Circle is a corporation duly organized, validly existing and in good standing under the laws of the State of Indiana.

                  3.2. Authorization, Execution and Delivery. Circle has full corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. The execution and delivery of this Agreement by Circle and the consummation by it of the transactions contemplated

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hereby have been duly authorized by the Board of Directors of Circle, and no other corporate proceedings on the part of Circle are necessary to authorize the execution and delivery of this Agreement and the consummation by Circle of the transactions contemplated hereby. This Agreement has been duly executed and delivered by Circle and constitutes a valid and binding obligation of Circle, enforceable against Circle in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

                  3.3. Noncontravention. Neither the execution and the delivery of this Agreement by Circle, nor the consummation by Circle of the transactions contemplated hereby, will (a) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Circle is subject or, any provision of its articles of incorporation or bylaws or (b) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which Circle is a party or by which it is bound or to which any of its assets is subject.

                  3.4. No Required Consents. Circle is not required to give any notice to, make any filing with, or obtain any authorization, consent or approval of any government or governmental agency or other Person in order for Circle to execute and deliver this Agreement and consummate the transactions contemplated hereby.

                                   ARTICLE IV

                   Agreements Relating to the Merger Agreement

                  4.1. Certain Defined Terms. Capitalized terms used in this
Article IV and not otherwise defined in this Agreement shall have the meanings ascribed to them in the Merger Agreement.

                  4.2. Employment Benefits. (a) Prior to Closing, Riverside shall amend each Employee Benefit Plan that is set forth in clauses (a), (b) and
(c) of the definition of "Employee Benefit Plan" in the Merger Agreement in which any employee of Newco, the Company or any of its Subsidiaries is a participant to provide that the accrued benefits under such Plan of any participant who is an employee of Newco, the Company or any of its Subsidiaries at the Closing Date shall become one hundred percent (100%) vested and nonforfeitable at the Closing Date. AFAC and Riverside shall take all actions necessary to terminate, as of the Closing Date, the status of Newco, the Company and its Subsidiaries as participating employers under all Employee Pension Benefit Plans maintained by any member of the Controlled Group of Corporations that includes Newco, the Company and its Subsidiaries. In addition, AFAC and Riverside shall take all further action required to ensure that, under the terms of each such Employee Pension Benefit Plan, each participant who is an employee of Newco, the Company or any of its Subsidiaries at the Closing Date will be treated, as of the Closing Date, as a terminated or retired employee entitled to receive a distribution of his or her vested accrued benefits under such Plan.

                  (b) For a reasonable period after the Closing, each of Riverside and AFAC agrees to reasonably cooperate with Circle in connection with the transition of the current employees of the Company and its Subsidiaries to becoming covered by Benefit Plans of Circle and shall make available Riverside's and AFAC's personnel and provide reasonable access to Riverside's books and records as shall be necessary to assist in the transition.

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                  (c) The Parties acknowledge that this Section 4.2 does not require AFAC to amend or terminate Duane T. Miller's employment agreement with AFAC or his stock option agreement for Riverside stock, which in each case will remain governed by the terms and conditions of those agreements.

                  4.3. Exclusivity. Riverside will not, and will cause AFAC, the Company and its Subsidiaries not to (and AFAC will not cause or permit the Company to) solicit, initiate, encourage or accept the submission of any proposal or offer from any Person relating to, or agree to or otherwise facilitate, the acquisition of all or any part of the capital stock or the assets of Newco, the Company or any of its Subsidiaries (including any acquisition structured as a merger, consolidation, or share exchange), except for sales or dispositions of assets in the Ordinary Course of Business and sales of real estate. AFAC or Riverside shall promptly inform Circle of any such proposals or offers received.

                  4.4. Intercompany Arrangements. During the period prior to the Closing, all settlements of intercompany liabilities between or among Newco, the Company or any of its Subsidiaries and their respective Affiliates shall be made, and all allocations of intercompany expenses shall be applied, on a basis substantially consistent with past practice in accordance with the intercompany arrangements set forth in Section 4(x) of AFAC's Disclosure Schedule. Immediately prior to the Closing, all such intercompany arrangements between or among Newco, the Company or any of its Subsidiaries, on the one hand, and Riverside, AFAC and their other Affiliates, on the other hand, shall be terminated and all amounts payable by or to the Company and its Subsidiaries, to or by Riverside, Newco, AFAC and their other Affiliates shall be settled and paid in full. However, this Section 4.4. shall not apply to the sale of real estate and transfer of Excluded Assets.

                  4.5. Transfer of Certain Employees. Prior to the Closing, AFAC and Riverside shall cause the employees listed on Exhibit H to the Merger Agreement to cease to be employees of the Company or any of its Subsidiaries, either by transfer of employment to Riverside or any of its other Affiliates, or by termination of employment, at the option of AFAC and Riverside. AFAC and Riverside, jointly and severally, shall be responsible for all severance payments and other benefits, if any, due to any such employees as a result of any such transfer or termination of employment. Further, AFAC and Riverside shall be responsible for any disability payments due to Greg Tatum or Leslie Gunter that are not covered by the disability insurance that was in place prior to Closing.

                  4.6. Section 338 Election. It is the parties' intent that the acquisition of the Company Shares pursuant to the Merger Agreement be treated as a purchase and sale of the assets of the Company and its Subsidiaries for federal income tax purposes, and the parties hereto shall, in cooperation with each other, prepare a form of election under Section 338(h)(10) of the Code to treat the acquisition of the Company Shares for federal income tax purposes as if all the assets of Newco, the Company and its Subsidiaries have been sold to Circle in a fully taxable transaction. AFAC or Riverside shall pay all Taxes of Riverside and its Affiliates (including the Company and its Subsidiaries) arising as a result of such treatment, including any tax liability related to the deemed or actual distribution of the policyholders' surplus accounts of the Company and its Subsidiaries (i.e., the Phase III tax). AFAC or Riverside and Circle will comply with the Section 338(h)(10)(c) reporting requirements and will take all such other actions as are reasonably necessary to effect such
Section 338(h)(10) election. Circle shall cause any refunds of Taxes with respect to Newco, the Company and its Subsidiaries for the periods ending prior to or on the Closing Date to be paid to AFAC.

                  4.7. Press Releases and Public Announcements. No party to this Agreement shall issue any press release or make any public announcement relating to the subject matter of this Agreement or the Merger Agreement prior to the Closing without the prior written approval of Circle and Riverside;

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provided, however, that any party may make any public disclosure it believes in good faith is required by applicable law or any listing or trading agreement concerning its publicly-traded securities (in which case the disclosing party will use its best efforts to advise the other parties prior to making the disclosure).

                  4.8. Further Assurances. Riverside shall cause AFAC to use its reasonable best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by the Merger Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Section 8 of the Merger Agreement).

                  4.9. Guarantee. (a) In order to induce Circle to enter into the Merger Agreement and to consummate the transactions contemplated thereby, Riverside hereby unconditionally guarantees to Circle the full and prompt payment of AFAC's indemnification obligations set forth in Sections 9 and 9A of the Merger Agreement, subject and pursuant to the terms and conditions of Sections 9 and 9A of the Merger Agreement.

                  (b) As to Riverside's obligations under this guarantee, Riverside hereby waives and agrees not to assert:

                  (i) any right to require Circle to marshall any assets or to pursue any other remedy in Circle's power before proceeding against Riverside;

                  (ii) any defense arising by virtue of the lack of authority of Circle; and

                  (iii) any defense based upon an election of remedies by Circle, including without limitation, an election which terminates or otherwise impairs the subrogation rights of Riverside or the right of Riverside to proceed against Circle for reimbursement, or both.

                  4.10. Survival. The agreements of the parties set forth in Sections 4.2, 4.3, 4.4, 4.5, 4.7 and 4.8 above shall survive the Closing and continue in full force and effect until January 1, 1998 (or such shorter period as a particular Section may specifically provide), and then expire. The agreements of the parties set forth in Sections 4.1, 4.6 and 4.9 above, and this
Section 4.10, shall survive the Closing (and any later termination of this Agreement) and continue in full force and effect for a survival period of forever thereafter.

                                    ARTICLE V

                     Certain Agreements Regarding the Shares

                  5.1. Voting of Shares by AFAC and Affiliates. (a) All of the Shares owned by AFAC and its Affiliates constituting more than 9.0% of the aggregate number of votes entitled to be cast by all outstanding Voting Securities shall, on any matter on which such Shares are entitled to vote, be voted in accordance with the recommendation of the Board of Directors of Circle.

                  (b) Riverside and AFAC each hereby irrevocably appoints the Board of Directors of Circle, or any member of the Board of Directors of Circle designated by a resolution of such Board, as its proxy, with full power of substitution, to vote all of the Shares held by them and collectively constituting more than 9.0% of the aggregate number of votes entitled to be cast by all outstanding Voting Securities, in their discretion on any matter on which the Merger Shares are entitled to vote.

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                  (c) The parties agree that the proxy appointments made in
subsection (b) above is irrevocable and is coupled with an interest within the meaning of Indiana Code Section 23-1-30-3(d) because (i) as provided in Exhibit F to the Merger Agreement, the Shares will be pledged to Circle, (ii) AFAC will be a purchaser of the Shares under the Merger Agreement, (iii) Circle is requiring the appointment as a condition to accepting the note and the mortgage referred to in Exhibit F of the Merger Agreement and (iv) this Section 5.1 constitutes a voting agreement under Indiana Code Section 23-1-31-2.

                  (d) This Section 5.1 shall terminate upon the first date on which the Shares owned by Riverside and its Affiliates collectively constitute, on a fully-converted basis, less than 9.0% of the aggregate number of votes entitled to be cast by all outstanding Voting Securities on an election of directors of Circle. This Section 5.1 shall not apply to any Shares held by a Permitted Transferee (as hereinafter defined) or by any Person who acquired such Shares in a transaction registered under the Securities Act or exempt from such registration pursuant to Rule 144 promulgated thereunder or any similar rule or regulation hereafter adopted by the Commission.

                  5.2. Board Representation. (a) Effective upon the Effective Time of the Merger (as defined in the Merger Agreement), the Board of Directors of Circle shall appoint J. Steven Wilson or another individual designated by Riverside and reasonably acceptable to the Board of Directors of Circle (as the case may be, the "Riverside Representative"), as a member of the Board of Directors of Circle. Thereafter, the Board of Directors shall nominate the Riverside Representative for election as a member of the Board of Directors of Circle by Circle's shareholder at each annual election of the Board of Directors, and all Shares referred to in Section 5.1 above shall be voted in favor of the election of the Riverside Representative.

                  (b) This Section 5.2 shall terminate upon later of (i) the first date on which the Shares owned by Riverside and its Affiliates collectively constitute, on a fully-converted basis, less than 9.0% of the aggregate number of votes entitled to be cast by all outstanding Voting Securities on an election of directors of Circle and (ii) the first date on which Riverside and its Affiliates collectively own fewer than 1,000 shares of Series C Preferred Stock.

                                   ARTICLE VI

                       Restrictions on Transfer of Shares

                  6.1. Restrictions on Transfer. AFAC shall not Transfer any Shares or any interest therein to any Person, unless such Transfer is made in strict compliance with the terms of this Agreement and in compliance with the Securities Act and all applicable state securities laws. No Transfer in violation of this Agreement shall be made or recorded on the books of Circle and any such Transfer shall be void and of no effect.

                  6.2. Limitation on Transfers of Pledged Shares. AFAC shall not Transfer any of the Pledged Shares or any interest therein to any Person (other than (i) to Circle as provided in any pledge agreement and (ii) Shares disposed of in Transfers in strict compliance with the terms of Article VII of this Agreement or pursuant to Rule 144 under the Securities Act or any similar rule or regulation hereafter adopted provided that in any such case the net proceeds of such disposition is simultaneously paid to the holder of the Note (as defined in the Merger Agreement)).

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                  6.3. Permitted Transfers of Shares Other than the Pledged
Shares. Subject to Section 6.3(b) below, the following Transfers of Shares other than Pledged Shares shall be deemed to be in compliance with this Agreement:

                  (i) a Transfer made to an Affiliate of AFAC;

                  (ii) a Transfer made by an Affiliate of AFAC to any other Affiliate of AFAC (including a Transfer back to AFAC);

                  (iii) subject to the final sentence of this clause (iii), a Transfer made prior to an IPO in a negotiated private placement or in connection with a financing transaction to any Person who is not an Affiliate of AFAC; provided, however, that (A) immediately after such Transfer, the transferee (together with all Affiliates of such Person), shall own Voting Securities constituting less than 5.0% of the aggregate number of votes entitled to be cast by all outstanding Voting Securities and (B) the transferee shall enter into a written agreement, in form and substance satisfactory to Circle, to become bound, and does become bound, by all of the terms and conditions of this Agreement. A transferee of a Transfer made pursuant to this clause (iii) is herein called a "Permitted Transferee". There shall be no more than four Permitted Transferees who own Shares at any one time during the term of this Agreement;

                  (iv) a Transfer by a Permitted Transferee back to AFAC or any Affiliate of AFAC;

                  (v) a Transfer made in strict compliance with the terms of
         Article VII of this Agreement;

         or

                  (vi) subject to Section 7.8 below, any Transfer made after an IPO in compliance with the condition set forth in Section 6.3(b) below.

                  (b) No Transfer pursuant to this Section 6.3 attempted to be made to any Person other than AFAC or an Affiliate of AFAC shall be made or recorded on the books of Circle unless such Transfer is made pursuant to either
(i) an effective registration statement under the Securities Act and all applicable state securities laws, or (ii) an available exemption from the registration requirements of the Securities Act and such laws and, prior to such Transfer, the Shareholder delivers to Circle a written opinion of counsel, in form and substance satisfactory to Circle, to the effect that the proposed Transfer is exempt from such registration requirements.

                                   ARTICLE VII

                               Registration Rights

                  7.1. Consideration of IPO. (a) At any time and from time to time prior to an IPO, but no more frequently than once in an 12-month period, the holders of a majority of the Registrable Securities may demand in writing that Circle use its best efforts to effect an IPO. Within 30 days after the date of its receipt of such demand, Circle shall select a managing underwriter (which shall be reasonably acceptable to the holders of a majority of the holders of Registrable Securities making such demand) for that purpose, and shall thereafter cooperate with such underwriter in its investigation of Circle and the potential public market for the Common Shares. Within 30 days after Circle's selection of the managing underwriter: (a) the managing underwriter shall advise the Board of Directors of Circle of its opinion regarding (i) the total number of Common Shares that could reasonably be sold in the proposed IPO without adversely affecting the price or distribution of the Common Shares, (ii) the range

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of the public offering price of the Common Shares in the proposed IPO and (iii)
whether an IPO is advisable at that time; and (b) the Board of Directors shall determine, based upon the managing underwriter's opinion and all other information presented to it, and in light of its business judgment, whether the proposed IPO is in the best interest of Circle. The Board's determination shall be conclusive and binding on all parties. If the Board determines that an IPO is advisable, it shall use its best efforts to effect an IPO as expeditiously as possible on the terms recommended to it by its managing underwriter or upon such other terms as it determines appropriate.

                  (b) In connection with any IPO effected pursuant to this
Section 7.1, the holders of Registrable Securities shall be offered "piggy-back" registration rights pursuant to Section 7.2 below. Any holder of Registrable Securities that does request registration of all of such holder's Registrable Securities as provided for in Section 7.2 shall not have any "demand" registration rights under Section 7.3 below.

                  7.2. "Piggy-Back" Registration Rights. If, at any time, Circle proposes to register any of its equity securities under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, Circle will each such time give prompt written notice to each Shareholder of its intention to do so, which notice shall set forth the intended method of disposition of the securities proposed to be registered by Circle. The notice shall offer to include in such registration such aggregate number of Registrable Securities as each Shareholder may request, upon the terms and conditions of this Article VII. Each Shareholder shall advise Circle in writing within 15 days after the date of receipt of such offer from Circle, setting forth the aggregate number of Registrable Securities, if any, for which registration is requested. Circle shall thereupon include in such registration the number of Registrable Securities for which registration is so requested and shall use its best efforts to effect registration under the Securities Act of such Registrable Securities, to the extent requisite to permit their public sale; provided, that:

                  (a) if the registration involves an underwritten offering, each Selling Shareholder must sell the Registrable Securities to be registered to the underwriters selected by Circle on the same terms and conditions as apply to Circle; provided, however, that if any Selling Shareholder disapproves of such terms and conditions, such Shareholder may withdraw from such registration by delivering a written notice thereof to Circle at least five business days prior to the effective date of the registration statement;

                  (b) if the managing underwriter (which shall be selected by Circle) advises Circle in writing that, in its opinion, the total number of shares that Circle and the Selling Shareholders intend to include in such registration exceeds the number that can reasonably be sold without adversely affecting the price or distribution of securities offered, Circle shall include in such registration, to the extent of the number of shares that Circle is advised can be so sold in the offering (the "Maximum Includable Shares"), (i) first, 100% of the Securities Circle proposes to sell, (ii) second, 100% of the Conseco Group's Registrable Securities requested to be registered by the Conseco Group pursuant to the Conseco Group's own "piggy back" registration rights granted in connection with the transactions contemplated by the Conseco Commitment, and (iii) third, the number of Registrable Securities requested to be registered by the Selling Shareholders, pro rata in proportion to the number of shares requested to be registered by them; provided, however, that if the offering is an IPO and Circle notified Riverside of its intention to effect the offering as provided for in Section 7.2(a) within 180 days after the date of any demand delivered by Riverside to Circle pursuant to Section 7.1 above, Circle shall include in such offering, (x) first, (A) that number of the Conseco Group's Registrable Securities requested to be registered by the Conseco Group pursuant to the Conseco Group's own "piggy back" registration rights granted in connection with the transactions contemplated by the Conseco Commitment, equal to not more than 25% of the Maximum Includable Shares, and (B) that number of Registrable Securities requested to be registered by the Selling Shareholders equal to not more than 25% of the Maximum Includable Shares, pro rata in proportion to the number of shares requested to be registered by them, and (y) second, the Securities Circle proposes to sell to the extent that the inclusion thereof would not cause the aggregate number of shares to be registered to exceed the Maximum Includable Shares;

                  (c) if, at any time after giving written notice of its intention to register any of its equity securities and prior to the effective date of the registration statement filed in connection therewith, the Board of Directors of Circle shall determine for any reason not to register any such equity securities, Circle may, at its option, give written notice of such determination to the Selling Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not of its obligation to pay the registration expenses set forth in Section 7.6 hereof that then have been incurred in connection therewith).

                  7.3. Demand Registration Rights. (a) Subject to Section 7.1(b) above, after an IPO, upon the written demand of the holders of a majority of the sum of (i) the Registrable Securities having rights under this Section 7.3 and
(ii) the Conseco Group's Registrable Securities having "demand" registration rights under the registration rights granted in connection with the transactions contemplated by the Conseco Commitment, Circle shall, as expeditiously as reasonably practicable, use its best efforts to effect the registration under the Securities Act of such number of Registrable Securities included in such demand, to the extent requisite to permit their public sale; provided, that Circle may postpone the filing or the effectiveness of such registration (i) if a registration statement under the Securities Act has been filed, for a period of 180 days after such filing, (ii) until such time as a registration statement may be filed and become effective after the expiration of any holdback period agreed to by Circle pursuant to Section 7.8 below, (iii) until such time as such registration statement may be filed and become effective without the necessity of Circle having conducted any special audit of its financial statements solely for the purpose such registration, or (iv) by delivering to the shareholders demanding such registration a duly adopted resolution of Circle' Board of Directors stating the Board's determination that the filing or effectiveness of such registration statement would be likely to have a material adverse effect on any plan or proposal by Circle with respect to any financing or acquisition; provided, that the aggregate number of days for which the filing and effectiveness of such registration statement may be postponed under clause (iv) above shall not exceed 180 days after receipt by Circle of the demand for registration referred to above.

                  (b) If the registration demanded involves an underwritten offering:

                  (i) the shareholders owning a majority of the sum of the Registrable Securities and the Conseco Group's Registrable Securities to be included in such registration shall have the right to select the managing underwriter (which shall be of national standing and which shall be reasonably acceptable to Circle); and

                  (ii) if the managing underwriter advises Circle in writing that, in its opinion, the total number of shares that the Selling Shareholders and the Conseco Group intend to include in such registration exceeds the number that can reasonably be sold without affecting the price or distribution of securities offered in a manner unacceptable to the shareholders owning a majority of the sum of the Registrable Securities and the Conseco Group's Registrable Securities to be included in such registration, Circle shall include in such registration only that aggregate number of the Registrable Securities and the Conseco Group's Registrable Securities that Circle is advised can be so sold in the offering, pro rata in proportion to the number of shares proposed to be registered by the Selling Shareholders and the Conseco Group. Neither Circle nor any other Person shall have the right to include any securities in such registration unless all Registrable

         Securities proposed to be sold by the Selling Shareholders and the Conseco Group shall have been included in such registration.

                  (c) Registrations under this Section 7.3 shall be on such appropriate registration form of the Commission eligible for use by Circle (i) as shall be reasonably acceptable to the holders of a majority of the sum of the Registrable Securities and the Conseco Group Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities and Conseco Group Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such registration.

                  (d) Circle shall be obligated to effect only one registration under this Section 7.3. A registration requested pursuant to this Section 7.3 shall not be deemed to have been effected:

                  (i) unless a registration statement with respect thereto has become effective, provided that a registration which does not become effective after Circle has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Selling Shareholders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to Circle) shall be deemed to have been effected by Circle at the request of such Selling Shareholders unless the Selling Shareholders shall have paid all registration expenses in connection with such registration (pro rated in accordance with the respective numbers of shares proposed to be registered by the Selling Shareholders and the Conseco Group);

                  (ii) if, after it has become effective, such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason other than some act or omission by the Selling Shareholders, or such registration statement does not remain effective for a period of 180 days or such shorter period as shall permit the intended disposition of the securities subject thereto for any reason other than some act or omission by the Selling Shareholders; or

                  (iii) the conditions to closing specified in the purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than by reason of some act or omission by the Selling Shareholders.

                  7.4. Registration Procedures. Whenever Circle is required by this Agreement to effect the registration of any of the Registrable Securities, Circle shall, as expeditiously as reasonably practicable:

                  (a) prepare and file with the Commission the requisite registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective for a period of time required for the disposition of such Registrable Securities by the Selling Shareholders; provided, however, that before filing such registration statement or any amendments thereto, Circle will furnish to the counsel selected by the holders of a majority of the Registrable Securities to be included in such registration copies of all such documents proposed to be filed, which documents will be subject to the review of such counsel; and provided further, that Circle shall not be required to keep such registration statement effective for more than 180 days;

                  (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act and the Exchange Act with respect to the sale or other disposition of the Registrable Securities covered by such registration statement until the earlier of such time as all of such Registrable Securities have been disposed of or the expiration of 180 days;

                  (c) as soon as available, furnish to the Selling Shareholders such number of copies of such registration statement and of each amendment or supplement thereto, and of each prospectus (including each preliminary prospectus or summary prospectus) included therein, in conformity with the requirements of the Securities Act, and such other documents, as the Selling Shareholders may reasonably request;

                  (d) use its best efforts to register or qualify the Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions within the United States as the Selling Shareholders shall request (provided, however, Circle shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable the Selling Shareholders to consummate the disposition in such jurisdictions of the Registrable Securities included in such registration statement;

                  (e) use its best efforts to list such Registrable Securities on any securities exchange on which the securities of the class being so registered are then listed;

                  (f) furnish, on the date that the Registrable Securities are delivered to the underwriters for sale pursuant to such registration or, if the Registrable Securities are not being sold through underwriters, on the effective date of such registration statement, (i) an opinion of counsel to Circle for the purposes of such registration (or, if no such opinion is being provided to underwriters, a certificate signed by two executive officers of Circle), dated such date, addressed to the underwriters, if any, and the Selling Shareholders, stating that such registration statement has become effective under the Securities Act and that (w) to the best knowledge of such counsel (or officers), no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Securities Act, (x) the registration statement, the related prospectus, and each amendment or supplement thereto, comply as to form in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder (except that, in the case of an opinion of counsel, such counsel need to express no opinion as to financial statements contained therein), (y) the descriptions in the registration statement or the prospectus, or any amendment or supplement thereto, of all legal matters and contracts and other legal documents or instruments are accurate and fairly present the information required to be shown, and (z) such counsel (or officers) do not know of any legal or governmental proceedings, pending or contemplated, required to be described in the registration statement or prospectus, or any amendment or supplement thereto, which are not described as required, nor of any contracts or documents or instruments of a character required to be described in the registration statement or prospectus, or any amendment or supplement thereto, or to be filed as exhibits to the registration statement which are not described and filed or incorporated by reference as required; such counsel (or officers) shall also render such other customary opinions as may reasonably be requested by the underwriters or the Selling Shareholders and confirm that nothing has come to their attention that would lead them to believe that either the registration statement or the prospectus, or any amendment or supplement thereto (other than, in the case of an opinion of counsel, financial material as to which such counsel need make no statement) contains any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which made, not misleading, and (ii) a letter dated such date, from the independent certified public accountants of Circle, addressed to such underwriters and to the Selling Shareholders (or, if such accountants refuse to deliver such letter to the Selling Shareholders because they are not then deemed underwriters under the Securities Act, then to Circle) stating that they are independent certified public accounts within the meaning of the Securities Act and containing such other statements as Circle and such underwriters may agree;

                  (g) enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Registrable Securities; and

                  (h) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, but no later than 18 months after the effective date of such registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder.

                  It shall be a condition precedent to the obligation of Circle to take any action pursuant to this Agreement in respect of the Registrable Securities which are to be registered that the Selling Shareholders shall furnish to Circle such information regarding the securities held by them and the intended method of disposition thereof as Circle shall reasonably request and as shall be required in connection with such registration by Circle.

                  7.5. Notification to Selling Shareholders. Whenever Selling Shareholders are participating in a registration effected hereunder:

                  (a) Circle will notify the Selling Shareholders of (i) the issuance of any stop order suspending the effectiveness of the registration statement or the institution or threatening of any proceeding for such purpose or (ii) the receipt by Circle of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. Immediately upon receipt of any such notice, the Selling Shareholders shall cease to offer or sell any Registrable Securities pursuant to the registration statement in the jurisdiction to which such stop order or suspension relates. Circle will use every reasonable effort to prevent the issuance of any such stop order or the suspension of any such qualification and, if any such stop order is issued or any such qualification is suspended, to obtain as soon as possible the withdrawal or revocation thereof, and will notify the Selling Shareholders at the earliest practicable date of the date on which the Selling Shareholders may offer and sell Registrable Securities pursuant to the registration statement.

                  (b) Circle will notify the Selling Shareholders promptly if any event shall occur or if any state of facts shall exist that, in the judgment of Circle, should be set forth in any preliminary or final prospectus then being used by the Selling Shareholders in connection with the sale of any Registrable Securities. Immediately upon receipt of such notice, the Selling Shareholders shall cease to offer or sell any Registrable Securities pursuant to such preliminary or final prospectus, cease to deliver or use such preliminary or final prospectus and, if so requested by Circle, use their respective best efforts to return to Circle, at Circle' expense, all copies (other than permanent file copies) of such preliminary or final prospectus. Circle will, as promptly as practicable, take such action as may be necessary to amend or supplement such preliminary or final prospectus in order to set forth or reflect such event or state of facts.

                  (c) If, pursuant to the provisions of this Section 7.5, the Selling Shareholders are required to cease to offer or sell any Registrable Securities pursuant to the registration statement, the termination of the period during which such registration statement is required to be kept effective pursuant to Section 7.4(a) of this Agreement shall be postponed by a number of days equal to the number of days during which the Selling Shareholders are so required to cease to offer or sell Registrable Securities.

                  7.6. Expenses. All expenses incident to performance of or compliance with this Article VII, including, without limitation, all registration and filing fees (including all filing fees incident to filing with the National Association of Securities Dealers, Inc.), listing fees and expenses, printing expenses, fees and disbursements of counsel and accountants for Circle, expenses of any audits incident to or required by any such registration of Registrable Securities and expenses of complying with the securities or blue sky laws of any jurisdictions, shall be paid by Circle; provided, that Circle shall not be liable for the fees and disbursements of counsel for any Selling Shareholder or any transfer taxes, fees, discounts or commissions in respect of the Registrable Securities sold by any Selling Shareholder.

                  7.7. Indemnification. (a) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, Circle shall indemnify and hold harmless each Selling Shareholder and each other Person (including each underwriter) who participated in the offering of such Registrable Securities and each other Person, if any, who controls such participating Person within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Selling Shareholders or any such participating Person or controlling Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, or (ii) any alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse the Selling Shareholders or any such participating Person or controlling Person for any legal or any other expenses reasonably incurred by the Selling Shareholders or any such participating Person or controlling Person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Circle shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any alleged untrue statement or alleged omission made in such registration statement, preliminary prospectus, prospectus or amendment or supplement in reliance upon and in conformity with written information furnished to Circle by any Selling Shareholder specifically for use therein or (in the case of any registration pursuant to Section 7.3 if Circle is not a party to the underwriting agreement) so furnished for such purposes by any underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Selling Shareholder or any such participating Person or controlling Person, and shall survive the transfer of such Registrable Securities by any Selling Shareholder.

                  Such indemnification with respect to any preliminary prospectus shall not inure to the benefit of any Selling Shareholder or, if Circle is not a party to the underwriting agreement, of any underwriter (or any officer, director of employee of, or Person controlling, such underwriter) from whom the Person asserting any such loss, claim, damage or liability purchased the Registrable Securities which are the subject thereof if such Person did not receive a copy of the final prospectus with respect to such Registrable Securities (or such final prospectus as amended or supplemented) at or prior to the confirmation of the sale of such Registrable Securities to such Person (provided that such final prospectus was made available by Circle as required by this Agreement prior to the confirmation) in any case where such delivery is required by the Securities Act and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in such final prospectus (or such final prospectus as amended or supplemented).

                  (b) In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Selling Shareholder, severally and not jointly (except that the obligations of Riverside and its Affiliates hereunder shall be joint and several) agrees to indemnify and hold harmless Circle, its directors and officers and each other Person, if any, who controls Circle within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several, to which Circle or any such director or officer or any such Person may become subject under the Securities Act or any other statute or at common law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon information provided in writing to Circle by such Selling Shareholder for use in connection with such registration and which is contained in any registration statement under which Registrable Securities were registered under the Securities Act at the request of Riverside, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto; provided, that no Selling Shareholder shall be required pursuant to this Section 7.7(b) to contribute any amount in excess of the aggregate proceeds to such Selling Shareholder of the Registrable Securities being offered by the Selling Shareholder pursuant to such registration statement.

                  (c) Indemnification similar to that specified in the preceding subsections of this Section 7.7 (with appropriate modifications) shall be given by Circle and each Selling Shareholder with respect to any required registration or other qualification of securities under any state securities or "blue sky" law or regulation of any jurisdiction.

                  (d) The indemnification required by this Section 7.7 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

                  (e) If the indemnification provided for in the preceding subsections of this Section 7.7 is unavailable to an indemnified party in respect of any expense, loss, damage or liability referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such expense, loss, damage or liability (i) in such proportion as it appropriate to reflect the relative benefits received by Circle on the one hand and the Selling Shareholder or underwriter, as the case may be, on the other from the distribution of the Registrable Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of Circle on the one hand and of the Selling Shareholder or underwriter, as the case may be, on the other in connection with the statements or omissions which resulted in such expense, loss, damage or liability, as well as any other relevant equitable considerations; provided, that the foregoing contribution agreement shall not inure to the benefit of any indemnified Person if indemnification would be unavailable to such indemnified Person by reason of the proviso contained in the second paragraph of subsection 7.7(a) hereof, and in no event shall the obligation of any indemnifying party to contribute under this subsection (e) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under subsection
(a) or (b) of this Section 7.7 had been available under the circumstances.

                  Circle and the Selling Shareholders agree that it would not be just and equitable if contribution pursuant to this subsection 7.7(e) were determined by pro rata allocation (even if the Selling Shareholders and any underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth in the preceding sentence, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.

                  Notwithstanding the provisions of this subsection 7.7(e), no Selling Shareholder or underwriter shall be required to contribute any amount in excess of the amount by which (i) in the case of any Selling Shareholder, the net proceeds received by such Shareholder from the sale of Registrable Securities or (ii) in the case of an underwriter, the total price at which the Registrable Securities purchased by it and distributed to the public were offered to the public exceeds, in any such case, the amount of any damages that such Shareholder or underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  7.8. Holdback Agreement. Riverside agrees that, if requested by the managing underwriter of any underwritten offering of Securities, neither Riverside nor any of its Subsidiaries shall sell or otherwise Transfer any Securities (except pursuant to a pledge, hypothecation, security interest or other encumbrance) during the 180-day period after the effective date of the first registration statement to become effective after the date of this Agreement, unless such Securities are included in such registration statement pursuant to this Article VII. Circle may issue stop-transfer instructions with respect to any Securities subject to the foregoing restriction until the expiration of such 180-day period.

                  7.9 Rule 144. (a) After the IPO, Circle shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Commission under the Securities Act) and the rules and regulations adopted by the Commission thereunder (or, if Circle is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, Circle will deliver to such holder a written statement as to whether it has complied with such requirements.

                  (b) If any Shares are disposed of in accordance with Rule 144 under the Securities Act or otherwise by a holder of Registrable Securities, such holder shall deliver to Circle at or prior to the time of such disposition such documentation as Circle may reasonably request in connection therewith and, in the case of a disposition in accordance with Rule 144, an executed copy of Form 144 required to be filed with the Commission (if required to be filed by Rule 144).

                                  ARTICLE VIII

                                  Miscellaneous

                  8.1. Binding Effect; Assignment. Except as provided in the next sentence, this Agreement may not be assigned by any party hereto without the prior written consent of all other parties, but shall inure to the benefit of and be binding upon each party hereto and its successors and permitted assigns (including each Permitted Transferee but excluding Persons who acquire Shares in transactions registered under the Securities Act or exempt from such registration pursuant to Rule 144 promulgated thereunder or any similar rule or registration hereafter adopted by the Commission). The rights of the holders of Registrable Securities under Article VII hereof are personal to AFAC and its Affiliates, except that such rights may be assigned by AFAC and its Affiliates to up to four (4) Permitted Transferees in connection with Transfers of Shares pursuant to Section 6.3(a)(iii), and no Transfer of Securities by any of them to any other Person shall effect any assignment to the transferee of any rights under any such Article.

                  8.2. Enforcement Rights. Each party to this Agreement acknowledges and agrees that the agreements set forth herein are fundamental to their willingness to enter into and be bound by this Agreement and the Merger Agreement. Accordingly, each party hereby agrees that any party hereto may institute and maintain any action, suit or proceeding, at equity or in law, against any other party (including any Permitted Transferee or other Shareholder) to enforce, or otherwise act in respect of, the agreements of such other party set forth in this Agreement.

                  8.3. Recapitalizations, Exchanges, Etc. The provisions of this Agreement shall apply, to the full extent set forth herein, to any and all Securities of Circle or the securities of any successor or assign of Circle (whether by merger, consolidation, sale of all or substantially all of Circle' assets or otherwise) which may be issued in respect of, in exchange for, upon conversion of, or in substitution of, any of the Shares by reason of any stock dividend, stock split, stock issuance, reverse stock split, combination, recapitalization, reclassification, conversion, merger, consolidation or otherwise (any such securities being included within the Shares subject to this Agreement).

                  8.4. Entire Agreement. This Agreement constitutes the entire agreement and supersedes all other agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

                  8.5. Modification or Amendment. This Agreement may be modified or amended only by a written instrument duly executed and delivered by each of the parties hereto.

                  8.6. Termination. This Agreement shall continue in full force and effect until the first to occur of (a) the termination of the Merger Agreement for any reason whatsoever, (b) the termination of this Agreement pursuant to a writing duly executed and delivered by each of the parties hereto, and (c) the date that is [10] years after the date of this Agreement. Upon any termination of this Agreement, no party hereto shall have any liability or further obligation hereunder to any other party, except that nothing herein shall relieve any party from liability for any breach of this Agreement prior to the date of such termination, and except that Sections 4.1, 4.6, 4.9 and 4.10 of this Agreement shall survive any such termination as provided for in Section
4.10 above.

                  8.7. Notices. All notices, requests, demands, claims, and other communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

                  (a) If to Riverside or AFAC, to Riverside or AFAC as the case may be, at:

                         c/o Kenneth M. Kirschner, Esquire
                         One Independent Drive, Suite 2000
                         Jacksonville, FL  32202

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



                  With a copy to:

                                    Kirschner, Main, Petrie,
                                      Graham, Tanner & Demont
                                      Professional Association
                                    One Independent Drive, Suite 2000
                                    Jacksonville, FL  32202
                                    Facsimile: (904) 358-2199
                                    Attention:  Barry C. Averitt, Esquire

                  (b) If to Circle, to:

                                    Circle Investors, Inc.
                                    251 N. Illinois Street, Suite 1680
                                    Indianapolis, IN  46204
                                    Facsimile: (317) 237-3371
                                    Attention:  R. Matthew Neff, President

                  With a copy to:

                                    Baker & Daniels
                                    300 North Meridian Street, Suite 2700
                                    Indianapolis, IN  46204-1782
                                    Facsimile: (317) 237-1000
                                    Attention:  J. Jeffrey Brown, Esquire

Any party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other parties notice in the manner herein set forth.

                  8.8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana, without regard to the conflicts of laws principles thereof.

                  8.9. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.




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


                  IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of each of Circle, Riverside and AFAC as of the date first written above.

                                   CIRCLE INVESTORS, INC.

                                   By ___________________________
                                      Name:
                                      Title:

                                   RIVERSIDE GROUP, INC.

                                   By ___________________________
                                      Name:
                                      Title:

                                   AMERICAN FINANCIAL ACQUISITION

                                      CORPORATION

                                   By ___________________________
                                      Name:
                                      Title:



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